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EXHIBIT INDEX

Exhibit 3(d):     Form of Certificate of Amendment

Exhibit 5:        Opinion and Consent of Counsel

Exhibit 16(l):    Selling Agent Agreement

Exhibit 23:       Consent of Independent Auditors